EXHIBIT 10.14c - COVER LETTER
----------------------------



March 21, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Reinsurance Agreement, as amended through April 18, 1995, between Selective insurance Company of America, Selective Way Insurance Company, Selective Insurance Company of the Southeast, Selective Insurance Company of South Carolina, Exchange Insurance Company and American Re-Insurance Company (Contract No. 3525-0076)

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, are amendments, dated February 15, 1996 and July 19, 1996, to the reinsurance agreement referred to above. This agreement was filed as
Exhibit 10.12b to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, File No. 0-8641.

Very truly yours,

/s/ Leo L. McConville, Jr.
    ----------------------
    Leo L. McConville, Jr.
    Accountant Technical
    Specialist


PAGE


EXHIBIT 10.14c
--------------

-----------------------------------------------------------------------------
                                              No. 3525-0076-E005


                              ENDORSEMENT
                              -----------

      Attached to and forming part of Reinsurance Agreement No. 3525-0076 between SELECTIVE INSURANCE COMPANY OF AMERICA and the SELECTIVE WAY INSURANCE COMPANY, both of Branchville, New Jersey and the SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and the SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, both of Charlotte, North Carolina, the EXCHANGE INSURANCE COMPANY, of Buffalo, New York and the CHARLESTON INSURANCE COMPANY, of Charleston, South Carolina (therein and herein collectively referred to as the "Company") and the AMERICAN RE-INSURANCE COMPANY, Princeton, New Jersey (therein and herein referred to as the "Reinsurer").

      It is understood and agreed that effective 12:01 A.M., January 1, 1996 Exhibit C is terminated in accordance with the terms contained in Section 7, Termination, of Exhibit C.


      IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate this is 15th day of February ,1996.

ACCEPTED:

SELECTIVE INSURANCE COMPANY OF AMERICA
SELECTIVE WAY INSURANCE COMPANY
SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
EXCHANGE INSURANCE COMPANY
CHARLESTON INSURANCE COMPANY


/s/ Wayne Rydell
    ------------
    Wayne Rydell

/s/ P.C. Anderson
    -------------
    P.C. Anderson
-----------------
Attested by:

                                    AMERICAN RE-INSURANCE COMPANY

                                    /s/ Peter K. Colket, V.P.
                                        -------------------------
                                        Peter K. Colket, V.P.

                                    /s/ Scott Burgess
                                        --------------
                                        Scott Burgess
                                    -----------------------------
                                    Attested by:


PAGE


-----------------------------------------------------------------------------
                                              No.3525-0076-E006


                              ENDORSEMENT
                              -----------

      Attached to and forming part of Reinsurance Agreement No.3525-0076 between SELECTIVE INSURANCE COMPANY OF AMERICA and the SELECTIVE WAY INSURANCE COMPANY, both of Branchville, New Jersey and the SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and the SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, both of Charlotte, North Carolina, the EXCHANGE INSURANCE COMPANY, of Buffalo, New York and the CHARLESTON INSURANCE COMPANY, of Charleston, South Carolina (therein and herein collectively referred to as the "Company") and the AMERICAN RE-INSURANCE COMPANY, Princeton, New Jersey (therein and herein referred to as the "Reinsurer").

      It is mutually understood and agreed that effective 12 01 A.M., July 1, 1996 Exhibits A and B are terminated in accordance with the terms contained in the Section entitled Termination, of each Exhibit.


      IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate this 19th day of, July, 1996.

ACCEPTED:

SELECTIVE INSURANCE COMPANY OF AMERICA
SELECTIVE WAY INSURANCE COMPANY
SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
EXCHANGE INSURANCE COMPANY
CHARLESTON INSURANCE COMPANY


/s/ P.C. Anderson
    -------------
    P.C. Anderson

/s/ Wayne Rydell
    -------------
    Wayne Rydell
-----------------
Attested by:

                                    AMERICAN RE-INSURANCE COMPANY

                                    /s/ Patrick Colket, V.P.
                                        -------------------------
                                        Patrick Colket, V.P.

                                    /s/ David L. Beebe
                                        --------------
                                        David L. Beebe
                                    -----------------------------
                                    Attested by: